SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): February 9, 2004
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                                MOVIE STAR, INC.
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               (Exact Name of Registrant as Specified in Charter)

   New York                     1-5893                          13-5651322
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(State or Other Jurisdiction   (Commission                     (IRS Employer
of Incorporation)              File Number)                  Identification No.)




            1115 Broadway, New York, New York                     10010
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        (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code:  (212) 684-3400
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                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits:

     99.1 Press Release, dated February 9, 2004 announcing December 31, 2003 financial results.

Item 12. Results of Operations and Financial Condition

     On February 9, 2004, Movie Star, Inc. issued a press release discussing its financial results for the second quarter ended December 31, 2003. The press release is included as Exhibit 99.1 hereto.


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

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   February 11, 2004                   MOVIE STAR, INC.



                                               By: /s/ Thomas Rende
                                                   -----------------------------
                                                   Thomas Rende
                                                   Chief Finanical Officer
                                                   (Principal Financial &
                                                     Accounting Officer)


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